UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 29, 2020 (October 29, 2020)

TWIN DISC, INCORPORATED

(Exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street	Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:     (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	TWIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                   Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2020, the shareholders (the “Shareholders”) of Twin Disc, Incorporated (the “Company”) voted to approve an amendment (the “Articles of Amendment”) to the Company’s Restated Articles of Incorporation. The Articles of Amendment were effective as of the approval by the Shareholders.

The Articles of Amendment restated Article V of the Company’s Restated Articles of Incorporation. Prior to amendment, Article V of the Company’s Restated Articles of Incorporation read as follows:

The Board of Directors of this Corporation shall consist of such number of members as the By-Laws may provide, but not less than seven (7) members. Members of the Board of Directors shall have such qualifications and shall be elected in such manner, including division into classes for election, as may from time to time be provided by the By-Laws of this Corporation.

As revised, Article V of the Company’s Restated Articles of Incorporation reads as follows:

The Board of Directors of this Corporation shall consist of such number of Directors as shall be fixed from time to time solely by resolution of the Board of Directors, acting by the vote of not less than a majority of the Directors then in office. No decrease in the number of authorized Directors constituting the entire Board of Directors shall shorten the term of any incumbent Director. Members of the Board of Directors shall have such qualifications and shall be elected in such manner, including division into classes for election, as may from time to time be provided by the By-Laws of this Corporation.

A copy of the Articles of Amendment to the Restated Articles of Incorporation is attached as Exhibit 3.1 and incorporated herein by reference. The description of the Articles of Amendment is qualified in its entirety by reference to Exhibit 3.1.

Effective October 29, 2020, the Board of Directors (the “Board”) restated the Bylaws of the Company (the “Bylaws”). Consistent with the Articles of Amendment, the restated bylaws amended Article III, Section 2 of the Bylaws to provide that the number of directors serving on the Board shall be fixed from time to time by resolution of the Board. Prior to the Bylaws Amendment, the Bylaws required that the Board consist of no less than seven directors and no more than nine directors.

A copy of the restated Bylaws is attached as Exhibit 3.2 and incorporated herein by reference. The description of the amendment to the Bylaws is qualified in its entirety by reference to Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

3.1	Articles of Amendment to the Restated Articles of Incorporation of Twin Disc, Incorporated effective October 29, 2020.
3.2	Restated Bylaws of Twin Disc, Incorporated effective October 29, 2020.

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2020	Twin Disc, Incorporated

/s/ Jeffrey S. Knutson
Jeffrey S. Knutson
Vice President-Finance, Chief Financial
Officer, Treasurer & Secretary